Exhibit 32.
                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-QSB of Rocketinfo Inc. for the quarter ended June 30, 2005, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. the Quarterly Report on Form 10-QSB of Rocketinfo Inc. for the quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005, fairly presents in all material respects, the financial condition and results of operations of Rocketinfo Inc.

                  /s/ Gary Campbell
By:               -----------------------
Name:             Gary Campbell
Title:            CHIEF EXECUTIVE OFFICER
Date:             August 12, 2005



                  /s/ Karl Harz
By:               -----------------------
Name:             Karl Harz
Title:            Chief Financial Officer
Date:             August 12, 2005